UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2017

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500

Boston, MA 02114

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 570-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 16, 2017, New York REIT, Inc. (the “Company”) issued a press release announcing that the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on June 8, 2017, at a time and location to be determined. Stockholders of record at the close of business on April 18, 2017 will be entitled to vote at the Annual Meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

In accordance with the Company’s bylaws, notice by a stockholder of any nomination or other business proposals to be brought before the Annual Meeting by a stockholder pursuant to the Company’s bylaws (other than proposals to be included in the proxy statement and proxy card related to the Annual Meeting (the “Proxy Statement”) in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) must be delivered during the period beginning on March 17, 2017 and ending at 5:00 p.m., Eastern Daylight Time, on March 26, 2017. Further, in accordance with Rule 14a-8 under the Exchange Act, the deadline for submission of proposals to be included in the Proxy Statement will be 5:00 p.m., Eastern Daylight Time, on April 24, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 16, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2017	NEW YORK REIT, INC.

	By:	/s/ Wendy Silverstein
Wendy Silverstein
Chief Executive Officer and President

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